Exhibit 99.4

Regency Centers Business Update May 6, 2021 Nocatee Town Center Jacksonville, FL

Safe Harbor and Non-GAAP Disclosures

Forward-Looking Statements
Certain statements in this document regarding anticipated financial, business, legal or other outcomes including business and market conditions, outlook and other similar statements relating to Regency's future events, developments, or financial or operational performance or results, are "forward-looking statements" made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are identified by the use of words such as "may," "will," "should," "expect," "estimate," "believe," "intend," "forecast," "anticipate," "guidance," and other similar language. However, the absence of these or similar words or expressions does not mean a statement is not forward-looking. While we believe these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance these expectations will be attained, and it is possible actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties.
Our operations are subject to a number of risks and uncertainties including, but not limited to, those Risk factors described in our SEC filings. When considering an investment in our securities, you should carefully read and consider these risks, together with all other information in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and our other filings and submissions to the SEC. If any of the events described in the risk factors actually occur, our business, financial condition or operating results, as well as the market price of our securities, could be materially adversely affected. Forward-looking statements are only as of the date they are made, and Regency undertakes no duty to update its forward-looking statements except as required by law. These risks and events include, without limitation:

Risks Related to the COVID-19 Pandemic
Pandemics or other health crises, such as the COVID-19 pandemic, may adversely affect our tenants' financial condition, the profitability of our properties, and our access to the capital markets and could have a material adverse effect on our business, results of operations, cash flows and financial condition.

Risk Factors Related to Operating Retail-Based Shopping Centers
Economic and market conditions may adversely affect the retail industry and consequently reduce our revenues and cash flow, and increase our operating expenses. Shifts in retail trends, sales, and delivery methods between brick and mortar stores, e-commerce, home delivery, and curbside pick-up may adversely impact our revenues and cash flows. Changing economic and retail market conditions in geographic areas where our properties are concentrated may reduce our revenues and cash flow. Our success depends on the continued presence and success of our "anchor" tenants. A significant percentage of our revenues are derived from smaller "shop space" tenants and our net income may be adversely impacted if our smaller shop tenants are not successful. We may be unable to collect balances due from tenants in bankruptcy. Many of our costs and expenses associated with operating our properties may remain constant or increase, even if our lease income decreases. Compliance with the Americans with Disabilities Act and fire, safety and other regulations may have a negative effect on us.

Risk Factors Related to Real Estate Investments
Our real estate assets may decline in value and be subject to impairment losses which may reduce our net income. We face risks associated with development, redevelopment and expansion of properties. We face risks associated with the development of mixed-use commercial properties. We face risks associated with the acquisition of properties. We may be unable to sell properties when desired because of market conditions. Changes in tax laws could impact our acquisition or disposition of real estate.

Risk Factors Related to the Environment Affecting Our Properties
Climate change may adversely impact our properties directly, and may lead to additional compliance obligations and costs as well as additional taxes and fees. Geographic concentration of our properties makes our business more vulnerable to natural disasters, severe weather conditions and climate change. Costs of environmental remediation may impact our financial performance and reduce our cash flow.

Risk Factors Related to Corporate Matters
An uninsured loss or a loss that exceeds the insurance coverage on our properties may subject us to loss of capital and revenue on those properties. Failure to attract and retain key personnel may adversely affect our business and operations. The unauthorized access, use, theft or destruction of tenant or employee personal, financial or other data or of Regency's proprietary or confidential information stored in our information systems or by third parties on our behalf could impact our reputation and brand and expose us to potential liability and loss of revenues.

Risk Factors Related to Our Partnerships and Joint Ventures
We do not have voting control over all of the properties owned in our co-investment partnerships and joint ventures, so we are unable to ensure that our objectives will be pursued. The termination of our partnerships may adversely affect our cash flow, operating results, and our ability to make distributions to stock and unit holders.

Risk Factors Related to Funding Strategies and Capital Structure
Our ability to sell properties and fund acquisitions and developments may be adversely impacted by higher market capitalization rates and lower NOI at our properties which may dilute earnings. We depend on external sources of capital, which may not be available in the future on favorable terms or at all. Our debt financing may adversely affect our business and financial condition. Covenants in our debt agreements may restrict our operating activities and adversely affect our financial condition. Increases in interest rates would cause our borrowing costs to rise and negatively impact our results of operations. Hedging activity may expose us to risks, including the risks that a counterparty will not perform and that the hedge will not yield the economic benefits we anticipate, which may adversely affect us. The interest rates on our Unsecured Credit facilities as well as on our variable rate mortgages and interest rate swaps might change based on changes to the method in which LIBOR or its replacement rate is determined.

Risk Factors Related to the Market Price for Our Securities
Changes in economic and market conditions may adversely affect the market price of our securities. There is no assurance that we will continue to pay dividends at historical rates.

Risk Factors Relating to the Company's Qualification as a REIT
If the Parent Company fails to qualify as a REIT for federal income tax purposes, it would be subject to federal income tax at regular corporate rates. Dividends paid by REITs generally do not qualify for reduced tax rates. Certain foreign stockholders may be subject to U.S. federal income tax on gain recognized on a disposition of our common stock if we do not qualify as a "domestically controlled" REIT. Legislative or other actions affecting REITs may have a negative effect on us. Complying with REIT requirements may limit our ability to hedge effectively and may cause us to incur tax liabilities.

Risks Related to the Company's Common Stock
Restrictions on the ownership of the Parent Company's capital stock to preserve its REIT status may delay or prevent a change in control. The issuance of the Parent Company's capital stock may delay or prevent a change in control. Ownership in the Parent Company may be diluted in the future.

Non-GAAP disclosure
We believe these non-GAAP measures provide useful information to our Board of Directors, management and investors regarding certain trends relating to our financial condition and results of operations. Our management uses these non-GAAP measures to compare our performance to that of prior periods for trend analyses, purposes of determining management incentive compensation and budgeting, forecasting and planning purposes.

We do not consider non-GAAP measures an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is they may exclude significant expense and income items that are required by GAAP to be recognized in our consolidated financial statements. In addition, they reflect the exercise of management's judgment about which expense and income items are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, reconciliations of the non-GAAP financial measures we use to their most directly comparable GAAP measures are provided. Non-GAAP financial measures should not be relied upon in evaluating the financial condition, results of operations or future prospects of the Company.

Nareit FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts ("Nareit") defines as net income, computed in accordance with GAAP, excluding gains on sale and impairments of real estate, net of tax, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes Nareit FFO for all periods presented in accordance with Nareit's definition. Since Nareit FFO excludes depreciation and amortization and gains on sales and impairments of real estate, it provides a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company's financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, Nareit FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP; and, therefore, should not be considered a substitute measure of cash flows from operations. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to Nareit FFO.

Core Operating Earnings is an additional performance measure that excludes from Nareit FFO: (i) transaction related income or expenses (ii) gains or losses from the early extinguishment of debt; (iii) certain non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of mark-to- market of debt adjustments; and (iv) other amounts as they occur. The Company provides a reconciliation of Net Income to Nareit FFO to Core Operating Earnings.

REGENCY CENTERS
BUSINESS UPDATE | 2

Regency’s Unequaled Strategic Advantages High Quality Open-Air Shopping Center Portfolio 80% grocery-anchored neighborhood & community centers Necessity, service, convenience, and value retailers serving the essential needs of our communities Well located in affluent,infill suburban trade areas Best-In-Class Operating Platform 22 offices throughout the country working with tenants and vendors at 400+properties Unparalleled team of experienced professionals with local expertise and strong tenant relationships Intense asset management model has enabled close communication with tenants throughout the pandemic Strong Value Creation Pipeline Deep pipeline of flexible development and redevelopment opportunities Well-positioned to create value over the long-term Balance Sheet and Liquidity Strength Low leverage with limited near-term maturities Debt to EBITDAreof 5.9x ~$1.2B of liquidity comprised of full revolver availability REGENCY CENTERS BUSINESS UPDATE 3

Regency Portfolio Foot Traffic(1) As a % of 2019 Foot Traffic 30% 40% 50% 60% 70% 80% 90% 100% 110% Feb'20 Mar'20 Apr'20 May'20 Jun'20 Jul'20 Aug'20 Sept'20 Oct'20 Nov'20 Dec'20 Jan'21 Feb'21 Mar'21 Apr'21 (1) Trailing 4 weeks, as a% of 2019 foot traffic As of mid-April 2021, foot traffic in Regency’s portfolio has recovered to 90% of 2019 foot traffic levels. Southeast 95% SOUTHEAST Central 93% CENTRAL National 90% NATIONAL Northeast 89% NORTHEAST West 84% WEST REGENCY CENTERS BUSINESS UPDATE 4

Q1Base Rent Collections As of May 3, 2021 Q1Base Rent Collections % of Pro-Rata ABR Q1Base Rent Collections by Category %of Pro-Rata ABR ESSENTIAL -RETAIL & SERVICES (99% COLLECTED) ESSENTIAL -RESTAURANTS (89% COLLECTED) OTHER -RETAIL & SERVICES (89% COLLECTED) Grocery / Drugstore 100% Banks 99% Pet 99% Home Improvement / Auto 99% Other Medical 98% Essential Medical 98% Other Essential Retail 98% Home 97% Office / Communications 96% Hobby / Sports 96% Off-Price 96% Other Retail 96% Business Services 94% Apparel 94% Restaurant - Fast Food / Limited Service 92% Restaurant - Casual / Fine Dining 83% Personal Services 81% Fitness 67% Entertainment 38% REGENCY CENTERS BUSINESS UPDATE 5

Base Rent Collection Trajectory

As of May 3, 2021

Base Rent Collections by Period

% of Pro-Rata ABR



100%
80%
60%
40%
20%
0%
8%
7%
5%
80%
1%
5%
4%
90%
5%
2%
93%
1%
6%
93%
Q2'20
Q3'20
Q4'20
Q1'21
COLLECTED
DEFERRED - COLLECTED
DEFERRED - UNCOLLECTED
UNCOLLECTED

		Base Rent Collected			
Tenant Category	% of ABR [(1)]	Q2'20	Q3'20	Q4'20	Q1'21
ESSENTIAL - RETAIL & SERVICES	**46%**	**98%**	**99%**	**99%**	**99%**
Grocery/Drugstore	24%	100%	100%	100%	100%
Banks	5%	100%	100%	100%	99%
Business Services	5%	88%	90%	93%	94%
Pet	3%	94%	99%	98%	99%
Office/Communications	3%	97%	98%	99%	96%
Other Essential Retail	3%	97%	97%	97%	98%
Essential Medical	2%	92%	93%	98%	98%
Home Improvement/Auto	2%	98%	100%	100%	99%
ESSENTIAL - RESTAURANTS	**19%**	**74%**	**85%**	**88%**	**89%**
Restaurant - Fast Food/Limited Service	12%	77%	89%	92%	92%
Restaurant - Casual/Fine Dining	7%	69%	77%	82%	83%
OTHER - RETAIL & SERVICES	**35%**	**62%**	**82%**	**89%**	**89%**
Personal Services	7%	63%	76%	82%	81%
Off-Price	5%	52%	71%	92%	96%
Apparel	5%	67%	89%	92%	94%
Hobby/Sports	5%	70%	94%	98%	96%
Other Medical	4%	74%	96%	98%	98%
Fitness	4%	37%	58%	64%	67%
Home	3%	66%	97%	99%	97%
Other Retail	2%	84%	92%	96%	96%
Entertainment	1%	30%	47%	56%	38%
Deferred Rent - Collected		5%	1%	-	-
Total Rent Collected		**85%**	**91%**	**93%**	**93%**
Deferred Rent - Uncollected		7%	4%	2%	1%
Total Rent Collected / Deferred		**92%**	**95%**	**95%**	**94%**

(1) Pro-Rata as of 3/31/2021

REGENCY CENTERS
BUSINESS UPDATE | 6

REGENCY CENTERS BUSINESS UPDATE Deferral Agreement StatusAs of March 31, 2021 (1) Net Deferrals represent total unbilled deferrals still outstanding as of March 31, 2021 7 Total Executed Unbilled Deferrals Deferrals Cash Basis Tenants $22,419 $15,734 Accrual Tenants 20,326 12,523 Total $42,745 $28,256 Total Executed Deferrals ($42.7M) (in $000s) Unbilled $28,256 66% Rebilled & Collected $13,384 31% REbilled & Uncollected $1,104 3% Unbilled Deferrals ($28.3M) Period Originally Billed Q2'20 52% Q3'20 27% Q4'20 10% Q1'21 9% Q2'21 & Later 2% Unbilled Deferrals (28.3M) Rebill Timing Q2'21 30% Q3'21 23% Q4'21 23% Q1'22 8% Q2'22 5% Q3'22 4% Q4'22 4% Q1'23 & Later 3%

National/Regional vs. Local Tenant Collection Status As of May 3, 2021 Total Portfolio Composition (1) % of Pro-Rata ABR as of 3/31/2021 REGENCY CENTERS (1) Local tenants defined as <3 locations; National/Regional tenants defined as ≥3 locations BUSINESS UPDATE Base Rent Collections Composition of Unbilled Deferred Rent ($28.3M) 8 Local 22% National & Regional 78% Local 27% National & Regional 73% Collected Deferred - Collected Deferred Uncollected Uncollected 7% 7% 5% 81% 12% 8% 5% 75% 4% 3% 1% 92% 11% 6% 1% 82% 3% 2% 95% 12% 2% 86% 4% 1% 95% 12% 1% 87% National Regional Local Q2’20 Q3’20 Q4’20 Q1’21

Anchor vs. Shop Tenant Collection Status As of May 3, 2021 REGENCY CENTERS (1) Shop tenants defined as < 10K square feet, Anchor tenants defined as ≥10K square feet BUSINESS UPDATE Total Portfolio Composition (1) % of Pro-Rata ABR as of 3/31/2021 Base Rent Collections Composition of Unbilled Deferred Rent ($28.3M) 9 55% 45% 58% 42%Q2'20 Q3'20 Q4'20 Q1'21 6% 7% 3% 84% 10% 7% 6% 77% 2% 4% 1% 93% 8% 4% 1% 87% 2% 2% 96% 8% 2% 90% 2% 1% 97% 9% 1% 90% Anchor Shop Collected Deferred Uncollected

Regional Collection Status As ofMay 3, 2021 REGENCY CENTERS BUSINESS UPDATE 10 Base Rent Collections Composition of Unbilled Deferred Rent ($28.3M) Total Portfolio Composition % of Pro-Rata ABR as of 3/31/2021 Central West Northeast Southeast  Collected Deferred Uncollected 16% 33% 21% 30% 14% 35% 27% 24%  13% 7% 4% 76% 11% 4% 1% 84% 10% 2% 1% 87% 12% 2% 86%  4% 6% 5% 85% 2% 3% 1% 94% 2% 1% 97% 2% 1% 97% 7% 10% 5% 78% 4% 5% 1% 90% 3% 2% 95% 4% 1% 95%  4% 7% 6% 83% 2% 3% 1% 83% 2% 3% 1% 94% 3% 1% 96% 3% 1% 96% Q2'20 Q3'20 Q4'20 Q1'21

REGENCY CENTERS BUSINESS UPDATE Progression of Total Billings, Deferrals and Other Revenue From Q1'20 to Q1'21 APPENDIX: COVID OPERATINGDATA * Other Revenues represents the difference between other revenues booked in 1Q20 vs. those booked in1Q21, including lease termination fee income and seasonal percentage rent. * Occupancy / BK Impact’ represents the decline in base rent and recoveries related to the reduction in occupancy and other bankruptcy impacts. * Non-Qualifying Lease Modifications’ represents revenue associated with lease modification agreements that did not qualify for FASB’s COVID-19 relief. 11 $300.0 $0.5 ($2.7) $2.5 ($9.4) ($1.3) $290.4 Billed revenues Other revenues Dispositions Contractual Rent steps occupancy BK impact non-qualifying lease modifications Q1 2020 Q1 2021 Increase Decrease Total

Q1 2021 Supplemental COVID Disclosure

For the Three Months Ended March 31, 2021

Composition of Lease Income		Total Pro-Rata
Base Rent	$	212,729
Recoveries from Tenants		70,729
Percentage Rent, Termination Fees, and Other Lease Income		6,972
Total Billings/Deferrals and Other Revenue	**$**	**290,430**
Uncollectible Lease Income, net		2,361
Non-Cash Revenues (1)		7,669
Total Lease Income (see pages 5 & 7)	**$**	**300,460**

Lease Income Accrual Reconciliation		Total Pro-Rata
Collected - Billed Base Rent/Recoveries & Other Revenue (2)	$	266,917
Uncollected - Base Rent/Recoveries - Accrued		5,776
Uncollected - Base Rent/Recoveries - Reserved (3)		17,737
Total Billings/Deferrals and Other Revenue	**$**	**290,430**
Uncollectible Lease Income - 2021 Billings (3)		(17,737)
Recovery of Prior Period 2020 Reserves, net (4)		20,098
Non-Cash Revenues (1)		7,669
Total Lease Income (see pages 5 & 7)	**$**	**300,460**

Composition of Uncollectible Lease Income		Total Pro-Rata
Uncollectible Lease Income - 2021 Billings	$	(17,737)
Recovery of Prior Period 2020 Reserves, net		20,098
Total Uncollectible Lease Income	**$**	**2,361**

Composition of Deferred Rent		Total Pro-Rata
Deferred Rent - Accrued	$	754
Deferred Rent - Reserved		2,036
Total Deferrals (5)	**$**	**2,790**

Composition of Current Period Billings/Deferrals and Other Revenue



Collected & Other
Accrued
Reserved
1Q21 Billings, excl. Prior Period Collection
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
17,737
5,776
266,917
Uncollected - Reserved: $17,737 (6%)
Total Billings & Other Revenue: $290,430
Recognized Revenue: $271,815 (94%)
Three Months Ended March 31, 2021
(in thousands)

(1) Includes pro-rata share of straight line rent on lease income, net of uncollectible amounts, and above/below market rent amortization.
(2) Unbilled recoveries are included in Other Revenues, and represent unbilled amounts for quarterly, semi-annual and annual payers of property expenses.
(3) Represents Base Rent and Recoveries deemed uncollectible associated with current period billings.
(4) Represents the collection of Base Rent and Recoveries previously reserved during the year ended December 31, 2020, net of previously accrued Base Rent and Recoveries associated with tenants converted to cash basis during the current period.
(5) Contractual deferrals of rent and recoveries billed and recognized in the current period ended March 31, 2021.

REGENCY CENTERS BUSINESS UPDATE | 12

2021 Earnings Guidance Summary

Full Year 2021 Guidance

All figures pro-rata and in thousands, except per share data

*** Changes to Forecast Bolded Below ***	**Current**	**Previous**
Net Income Attributable to Common Stockholders per diluted share	**$1.43 - $1.53**	$0.55 - $0.73
NAREIT Funds From Operations ("NAREIT FFO") per diluted share	**$3.33 - $3.43**	$2.96 - $3.14
Core Operating Earnings per diluted share [(1)]	**$3.16 - $3.26**	$2.79 - $2.97
Same Property Net Operating Income ("SPNOI") Growth (ex. termination fees) *Included Impact of Prior Period Collections on SP NOI Range*	**+6.0% to +8.5%** ***+425bps***	-1.0% to +2.5% *+125bps*
Certain Non-Cash Items (pro-rata) [(2)]	+/- $30,000	+/- $30,000
Net G&A expense (pro-rata)	**$77,000 - $81,000**	$82,500 - $86,500
Net interest expense (pro-rata)	**$164,000 - $165,000**	$166,000 - $167,000
Recurring third party fees & commissions (pro-rata)	$23,000 - $24,000	$23,000 - $24,000
Development and Redevelopment Spend (pro rata)	+/- $150,000	+/- $150,000
Acquisitions *Cap rate (weighted average)*	+/- $0 *0.0%*	+/- $0 *0.0%*
Dispositions *Cap rate (weighted average)* [(3)]	+/- $150,000 *5.5% - 6.0%*	+/- $150,000 *5.5% - 6.0%*

(1) *Core Operating Earnings excludes certain non-cash items, including straight-line rents, above/below market rent amortization, and amortization of mark-to-market debt, as well as debt extinguishment charges.*

(2) *Includes above and below market rent amortization, straight-line rents, and amortization of mark-to-market debt adjustments.*

(3) *Weighted average cap rates exclude non-income producing assets (Pleasanton in 1Q21).*

REGENCY CENTERS
BUSINESS UPDATE
13

Nareit FFO – 2020 to 2021 Guidance Reconciliation

	Low	Mid	High	
2020 Nareit FFO Per Diluted Share	**$2.95**	**$2.95**	**$2.95**	**Notes**
Same Property Net Operating Income (ex. Term Fees, Dispos.)	0.23	0.29	0.34	Guidance of +6.0% to +8.5% (Prior Period Impact +425bps)
Non-Same Property Net Operating Income (ex. Term Fees, Dispos.)	(0.05)	(0.04)	(0.03)	Development NOI & Non-SP Pool
Impact of 2020 and 2021 Transactions	(0.05)	(0.05)	(0.05)	Guidance of +/- $150M at 5.5-6.0% cap rate
Lease Termination Fee Income, net	(0.03)	(0.03)	(0.03)	Guidance of +/- $2M term fee income, net
Non-Cash Revenues (S/L Rent, Above/Below Mkt Rent)	0.07	0.07	0.07	Guidance of +/- $30M
G&A (net of overhead capitalization)	(0.03)	(0.05)	(0.06)	Guidance range of $77M to $81M
Net Interest Expense	0.09	0.09	0.09	Guidance range of $164M to $165M
Third Party Management Fees	(0.01)	(0.01)	(0.01)	Guidance range of $23M to $24M
Debt Extinguishment & Dead Deal Costs, Other Expenses	0.16	0.16	0.16	No changes to prior guidance
2021 Nareit FFO Per Diluted Share Guidance	**$3.33**	**$3.38**	**$3.43**	**Guidance of $3.33 - $3.43**
Non-Cash Revenues and Debt Mark-to-Market	(0.17)	(0.17)	(0.17)	
2021 Core Operating Earnings Per Diluted Share Guidance	**$3.16**	**$3.21**	**$3.26**	**Guidance of $3.16 - $3.26**

- **Higher Same-Property NOI Forecast** – We are increasing the SP NOI guidance range to +6.0 to +8.5% from -1.0% to +2.5% previously *(see following page for additional detail on SP NOI drivers and reconciliation to current range)*
  - Formally adopting the "Continued Improvement" scenario
  - Assume higher collection rate on 2021 billings
  - Assume higher prior period rent collection
- **Lower Net G&A** – Lower G&A forecasts are driven by:
  - Higher development overhead capitalization, due to greater certainty around timing of project starts
  - Incorporated savings from CIO departure, including one-time unwind of unvested share grants

REGENCY CENTERS
BUSINESS UPDATE | 14

SP NOI – Previous to Current Guidance Reconciliation

	Low	Mid	High	Comments
Previous 2021 SP NOI % Guidance (Ex. Term Fees)	**-1.00%**	**0.75%**	**2.50%**	The **previous SP NOI range of -1.0% to +2.5%** included 125bps at the midpoint of impact from prior period rent collections, based on actual collections during January
Previous SP NOI % Guidance (Ex. Term Fees)	~~-1.00%~~	~~0.75%~~	2.50%	We've eliminated the previous "Reverse Course" and "Status Quo" scenarios in our guidance
SP NOI % (Ex. Term Fees) - "Continued Improvement"	1.25%	2.50%	3.75%	We now assume a "Continued Improvement" scenario
Additional Core Improvement		*+ 175bps*		We see additional core improvement, primarily driven by higher assumed rent collection on cash basis tenants
Additional Prior Period Rent Collection		*+ 300bps*		We now expect prior period collections to impact SP NOI growth by +425bps at the new midpoint, up from +125bps at the midpoint previously (+300bps revision)
New 2021 SP NOI % Guidance (Ex. Term Fees)	**6.00%**	**7.25%**	**8.50%**	The **new SP NOI range of +6.0% to +8.5%** includes 425bps of impact at the midpoint from prior period rent collections, of which 80% was collected as of April 30th

1) **Formally Adopting the "Continued Improvement" Scenario** – In February, we had provided guidance under a framework of 3 different macroeconomic scenarios – "Reverse Course," "Status Quo" and "Continued Improvement" – we are eliminating the first two scenarios

2) **Higher Collection Rate on 2021 Billings** – An improving trend from January through April, as well as collection of past due rent from cash basis tenants, gives us greater confidence in assuming a higher overall collection rate on cash basis tenants in 2021

3) **Prior Period Rent Collection** – We are collecting incrementally more 2020 (prior period) rent from cash basis tenants and expect modest additional recovery of 2020 rent in April-December
   - As of April 30th, we've collected about 80% of full year 2021 expected prior period rent (at the midpoint)

REGENCY CENTERS
BUSINESS UPDATE | 15

Investments Update

As of March 31, 2021, Regency's in-process redevelopment and development projects total $327 million at 7-8% estimated stabilized yields, and are ~51% funded. We anticipate project spend of ~$175 million annually over the next five years.



The Abbot
Boston, MA



East San Marco
Jacksonville, FL


LA PIZZERIA

Carytown Exchange
Richmond, VA

In-Process Developments & Redevelopments

Status as of:	3/31/2021
Regency's Estimated Net Project Costs	$327M
% of Project Costs Incurred	51%
Remaining Project Costs	$161M

Estimated Spend by Year on In-Process Projects

Total	$161M
2021	$87M[i]
2022	$51M
2023+	$23M

i. The $87M shown above represents Regency's actual and remaining estimated 2021 spend for projects currently in-process only. Regency's 2021 full year development and redevelopment spend guidance of +/- $150M includes both in-process and pipeline projects.

REGENCY CENTERS
BUSINESS UPDATE | 16

Low Leverage and Conservative Debt Covenant Ratios Regency maintains a long-standing commitment to balance sheet strength and stands today with immediateliquidity of $1.2billion. Total Pro-Rata Share Leverage Ratios 3/31/21(1) Net debt-to-Operating EBITDAre 5.9x Fixed charge coverage 3.6x Interest coverage 3.9x Unsecured Public Debt Covenants Required 3/31/21 Fair Market Value Calculation Method Covenants(2)(3) Total Consolidated Debt to Total Consolidated Assets ≤65% 28% Secured Consolidated Debt to Total Consolidated Assets ≤40% 3% Consolidated Income for Debt Service to Consolidated Debt Service ≥1.5x 4.3x Unencumbered Consolidated Assets to Unsecured Consolidated Debt >150% 366% (1) Trailing 12 months. (2) For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission. (3) Current period debt covenants are finalized and submitted after the Company's most recent Form 10-Q or Form 10-K filing. 17 REGENCY CENTERS BUSINESS UPDATEpend guidance of +/-$150M includes both in-process and pipeline projects.

Strong Balance Sheet Position $13.9Billion Total Capitalization Capital Structure Company Filings as of3/31/21 Wtd Avg InterestRate:3.8% WtdAvg Yrs to Maturity:9+Yrs Total Pro-Rata Debt:$4.2B UNCONSOLIDATED DEBT -SECURED CONSOLIDATED DEBT -SECURED UNSECURED DEBT -BONDS Debt Maturity Profile as of March31, 2021 INMILLIONS 18 (% of total capitalization) EQUITY UNSECURED DEBT –BONDS UNCONSOLIDATED DEBT -SECURED CONSOLIDATED DEBT -SECURED $900 $800 $700 $600 $500 $400 $300 $200 $100 $0 2049 2047 2031 -2046 2030 2029 2028 2027 2026 2025 2024 2023 2022 2021 $121 $104 $139 $370 $331 $329 $336 $448 $425 $300 Regency centers business update 23% 4% 3% 70%

Regency’s Approach to Corporate Responsibility Regency’s values, including the critical importance that we place on corporate responsibility, are the foundation of who we are and what we do. They drive us to implement leading environmental, social and governance ("ESG") initiatives through our Corporate Responsibility Program. Our People §Top ISS Social Quality Score of 1 §85%+ employee engagement §Diversity, Equity and Inclusion program §Provide competitive benefits with health and wellness tools §10,000+ hours of training provided to employees in 2019 Our Communities §$1.4M+ in philanthropic donations in 2019 §Matched employee donations and 52 hrsvolunteer time off per annum §Comprehensive tenant and community engagement strategy §Commitment to safe and welcoming shopping centers and local value creation Ethics and Governance §Top ISS Governance Quality Score of 1 §27% of Board seats held by women §82% of Board seats held by independent directors §Commitment to the highest ethical standards Environmental Stewardship §1st U.S. REIT and 2nd U.S. corporation to issue a Green Bond §Focus on sustainable resource use and climate resilience §Exceeding goals to reduce GHG emissions and energy use, and increase waste diversion §Leading reporting: TCFD, SASB, GRI, CDP, GRESB, UN SDGs CLICK TO VIEW REGENCY’S TCFD CLIMATE CHANGE RISK 2020 REPORT S&P 500®ESG CLICK TO VIEW REGENCY’S 2019 CORPORATE RESPONSIBILITY REPORT REGENCY CENTERS BUSINESS UPDATE 19 environmental stewardship our people our communities ethics and governance long-term value creation corporate culture brand and reputation